UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Securities Fund

Semiannual report 4 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities Fund

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific company or industry, changing market perceptions of the risk of default and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the markets for convertible securities. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio managers provide a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 10, 2015

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond's yield and its price are often influenced by interest-rate levels and the issuer's credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund's managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company's business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

Putnam Convertible Securities Fund's holdings have spanned sectors and industries over time.

1972

Chase Manhattan

Consumer and corporate banking

Currently part of JPMorgan Chase

1985

Loral

Designer and manufacturer of satellites and satellite systems

Currently part of Loral Space and Communications

1994

Pennzoil

Producer of motor oil and car-care products

Currently part of Shell Oil Company

2001

King Pharmaceuticals

Developer and manufacturer of branded prescription pharmaceuticals

2008

Medtronic

Developer of medical devices that treat chronic diseases

2013

Novellus Systems

Supplier of products used to make semiconductors

2 Convertible Securities Fund

The "busted" convertible

One kind of security in which your fund may invest is the "busted" convertible. "Busted" refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company's eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund managers could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives, each of which cannot be guaranteed.

Identified holdings were held during the indicated year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 19–26.

Convertible Securities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Convertible Securities Fund (PCONX)
Fund's benchmark
BofA Merrill Lynch All U.S. Convertibles Index
Fund's Lipper peer group average
Convertible Securities Funds
10.04
10.03
7.98
8.39
7.09
9.88
10.85
8.90
12.79
14.41
11.40
7.68
8.95
6.85
3.33
3.91
3.16
LIFE OF FUND*
(since 6/29/72)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.

4     Convertible Securities Fund

Interview with your fund’s portfolio managers

Eric N. Harthun, CFA

Robert L. Salvin

What was the market environment like for convertible bonds during the six-month reporting period ended April 30, 2015?

Eric: Market conditions made for a bumpy ride, as investors absorbed mixed economic data and geopolitical developments. The timing of the Federal Reserve’s first interest-rate hike since June 2006, pace of global growth, sharp decline in oil prices, strengthening dollar, and instability in the Middle East all contributed to a complex backdrop. With the increased uncertainty, market sentiment shifted often and, at times, sharply — creating swings in the performance of equities and fixed-income securities, as risk preferences changed.

In spite of the marked volatility, stocks [S&P 500 Index] and bonds [Barclays Aggregate Bond Index] closed out the period in positive territory. With their ability to capture much of the upside of rising equity markets and limit losses in declining markets, convertible bonds [BofA Merrill Lynch All U.S. Convertibles Index] outperformed bonds during the period.

Clearly, the hybrid nature of convertible securities was beneficial during the period. Convertible bonds have dual potential because they pay a regular coupon like a bond but can be converted into a preset number of shares of the issuing company’s common stock. This conversion feature, or embedded equity option, provides upside

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Convertible Securities Fund     5

potential while the bond-like characteristics of convertible bonds can provide price support that stocks lack.

How did Putnam Convertible Securities Fund perform for the six months ended April 30, 2015?

Rob: The fund delivered positive performance that surpassed the average return of its Lipper peer group but lagged its benchmark, the BofA Merrill Lynch All U.S. Convertibles Index.

Solid security selection in financials, utilities, and capital goods was beneficial for performance. Our decision to emphasize investments in Fidelity National Financial was especially rewarding during the period. With regard to sector positioning, an underweight exposure relative to the benchmark to capital goods and energy — two sectors that struggled in response to slower global growth — was beneficial. On the other hand, security selection in consumer cyclicals was disappointing, particularly our decision to maintain an underweight position in Fiat Chrysler. The company has reaped the benefits of its 2014 acquisition of Chrysler and its strong growth in U.S. and Canadian markets. In the technology sector, not holding Electronic Arts, underweighting SunEdison, and overweighting Micron Technology were headwinds for fund performance. Finally, not holding JetBlue Airways detracted from benchmark-relative performance, as the airline has benefitted from the sharp drop in fuel prices.

What holdings or strategies aided the fund’s performance relative to the benchmark during the reporting period?

Eric: Security selection among pharmaceutical companies within the health-care sector was rewarding during the period, especially our decision to overweight AMAG Pharmaceuticals and Endo Health Solutions and underweight Cubist Pharmaceuticals.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Convertible Securities Fund

“The hybrid nature of convertible
securities was beneficial during the
period.”

Eric Harthun

AMAG benefited from strong results in the 2014 fourth quarter and its 2015 guidance that was better than Wall Street expectations. The fund’s investments in Endo Health rallied strongly in response to the company’s announcement of a number of acquisitions that the market viewed favorably. Endo Health and Cubist Pharmaceuticals were sold before period-end.

Given the sharp decline in the price of oil during the period, not investing in energy companies that were held by the benchmark augmented the fund’s relative performance. Two notable examples of this strategy were SandRidge Energy and Peabody Energy.

What holdings or strategies hampered the fund’s performance versus the benchmark during the reporting period?

Rob: Relative performance was held back by our decision to not invest in two top-performing convertible bonds that were in the benchmark. Incyte rallied on news of strong revenues from its drug Jakafi [ruxolitinib]. Jakafi is the first and only drug approved for treatment of myelofibrosis, a potentially life-threatening blood cancer. JetBlue Airways enjoyed strong operating performance in the first quarter of 2015 as a result of the unexpectedly steep decline in fuel prices, which, in turn, led to better-than-expected profit margins.

Our decision to maintain an overweight investment in AK Steel also was a notable detractor. This U.S. producer saw weaker-than-expected steel pricing, which was driven by challenging global economic conditions and cheap imports coming into the U.S.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund     7

market that are being subsidized by their respective governments.

The fund reduced its distribution rate during the reporting period. What led to that decision?

Eric: The fund, which seeks, with equal emphasis, current income and capital appreciation has maintained a stable dividend since March 2009. However, the lower yields on the convertible bonds held in the fund translated into less income earned in the portfolio given the low interest-rate environment. Accordingly, the fund’s quarterly distribution rate per class A shares was reduced from $0.142 to $0.127 in March 2015.

Has the strong pace of issuance that we saw in 2013 and 2014 continued into 2015?

Rob: During the first quarter, convertible bond issuance was robust at more than $15 billion. February was the largest month of new issuance since March 2011, with eight deals coming to market worth more than $9 billion collectively. In addition, many of the deals during the quarter were fueled by merger-and-acquisition [M&A] activity. Several of the issuers included large high-quality companies that were able to finance their M&A activity with attractive terms, in our opinion.

What is your outlook for the convertible bond market for the balance of 2015?

Eric: While we are generally positive about prospects for the convertible bond market, we are tempering our outlook with some caution given macroeconomic uncertainties. One of the biggest questions facing investors is the timing of a Fed interest-rate hike, which we believe is likely to dominate the public discourse and fuel market volatility until the central bank acts, as will the pace of the increases.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Convertible Securities Fund

U.S. economic indicators have been mixed, although the unemployment rate declined to a post-financial-crisis low of 5.4% in April. Complicating the central bank’s effort is the strong U.S. dollar, which is suppressing already-low U.S. inflation while curbing economic growth. The strong dollar tends to hurt the earnings of U.S. companies that do business overseas by making exports of U.S.-produced goods more expensive and reducing the value of profits earned in foreign currencies. Lower oil prices are also creating a disinflationary effect, although they can stimulate consumption as well. Nevertheless, it is widely believed that the Fed will begin tightening interest rates later this year.

A common misperception of the convertibles market is that the returns of these securities are more dependent on interest rates than on other factors. Over time, however, data have suggested that convertibles are driven more by the strength or weakness of the equity markets and by corporate credit spreads. And because they are short-duration instruments, they generally have less interest-rate sensitivity than more traditional fixed-income investments. So we believe the convertible bond market may be a good asset class for investors who want an investment that can perform well in a rising-rate environment.

We think effective security selection will be key to performance in this more mature and delineated market. As such, our strategies will remain focused on limiting the fund’s susceptibility to stock market volatility by investing in convertible bonds with what we believe is an optimal balance of equity upside potential, yield, and low downside potential.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Convertible Securities Fund     9

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	10.04%	9.89%	9.83%	9.83%	9.21%	9.21%	10.15%	9.37%	9.28%	9.76%	10.14%
10 years	115.49	103.10	102.99	102.99	99.88	99.88	121.12	104.95	97.78	110.21	121.05
Annual average	7.98	7.34	7.34	7.34	7.17	7.17	8.26	7.44	7.06	7.71	8.26
5 years	60.20	50.99	54.27	52.27	54.35	54.35	62.29	56.26	50.79	58.25	62.24
Annual average	9.88	8.59	9.06	8.77	9.07	9.07	10.17	9.34	8.56	9.61	10.16
3 years	43.51	35.25	40.37	37.37	40.36	40.36	44.70	41.44	36.49	42.48	44.65
Annual average	12.79	10.59	11.97	11.16	11.96	11.96	13.11	12.25	10.93	12.52	13.09
1 year	7.68	1.49	6.85	1.85	6.86	5.86	7.99	7.15	3.40	7.41	7.95
6 months	3.33	–2.61	2.97	–1.93	2.99	2.01	3.54	3.11	–0.50	3.22	3.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund     11

Comparative index returns For periods ended 4/30/15

	BofA Merrill Lynch All U.S. Convertibles Index	Lipper Convertible Securities Funds category average*
Annual average (life of fund)	—†	10.03%
10 years	123.72%	100.05
Annual average	8.39	7.09
5 years	67.40	53.53
Annual average	10.85	8.90
3 years	49.76	38.38
Annual average	14.41	11.40
1 year	8.95	6.85
6 months	3.91	3.16

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/15, there were 78, 77, 73, 60, 37, and 1 fund(s), respectively, in this Lipper category.

†The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	10.04%	9.89%	9.84%	9.84%	9.22%	9.22%	10.15%	9.38%	9.29%	9.77%	10.15%
10 years	106.50	94.62	94.54	94.54	91.56	91.56	111.85	96.53	89.65	101.42	111.86
Annual average	7.52	6.89	6.88	6.88	6.72	6.72	7.80	6.99	6.61	7.25	7.80
5 years	62.77	53.41	56.82	54.82	56.74	56.74	64.85	58.76	53.20	60.79	64.86
Annual average	10.23	8.94	9.42	9.14	9.40	9.40	10.51	9.69	8.91	9.96	10.52
3 years	40.13	32.07	37.05	34.05	37.01	37.01	41.18	38.07	33.24	39.11	41.19
Annual average	11.90	9.72	11.08	10.26	11.07	11.07	12.18	11.35	10.04	11.63	12.18
1 year	6.65	0.52	5.86	0.86	5.83	4.83	6.91	6.11	2.40	6.38	6.92
6 months	3.89	–2.08	3.50	–1.43	3.52	2.53	4.02	3.64	0.01	3.78	4.02

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Convertible Securities Fund

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class Y
Number	2		2	2	1	2		2	2
Income	$0.269		$0.177	$0.178	$0.131	$0.208		$0.239	$0.300
Capital gains
Long-term gains	1.035		1.035	1.035	—	1.035		1.035	1.035
Short-term gains	—		—	—	—	—		—	—
Total	$1.304		$1.212	$1.213	$0.131	$1.243		$1.274	$1.335
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
10/31/14	$25.60	$27.16	$25.13	$25.32	—	$25.35	$26.27	$25.50	$25.59
3/3/15*	—	—	—	—	$25.33	—	—	—	—
4/30/15	25.12	26.65	24.64	24.84	25.14	24.87	25.77	25.02	25.12
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate[1]	2.02%	1.91%	1.31%	1.32%	2.08%	1.56%	1.51%	1.81%	2.26%
Current 30-day SEC yield[2]	N/A	0.96	0.27	0.27	1.27	N/A	0.50	0.76	1.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

*Inception date of class I shares.

Convertible Securities Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	1.06%	1.81%	1.81%	0.68%*	1.56%	1.31%	0.81%
Annualized expense ratio for the six-month period ended 4/30/15†	1.05%	1.80%	1.80%	0.67%	1.55%	1.30%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Expenses for class I shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class I shares.

†For the fund’s most recent fiscal half year or, in the case of class I shares, for the period from 3/3/15 (commencement of operations) to 4/30/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, (or, in the case of class I shares, from March 3, 2015 (commencement of operations)), to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.29	$9.06	$9.06	$1.08‡	$7.81	$6.55	$4.04
Ending value (after expenses)	$1,033.30	$1,029.70	$1,029.90	$997.70	$1,031.10	$1,032.20	$1,035.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15 (or, in the case of class I shares, the period from 3/3/15 (commencement of operations) to 4/30/15). The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡Had expenses for class I shares been shown for the entire period from 3/3/15 to 4/30/15, they would have been higher.

14     Convertible Securities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.26	$9.00	$9.00	$3.36	$7.75	$6.51	$4.01
Ending value (after expenses)	$1,019.59	$1,015.87	$1,015.87	$1,021.47	$1,017.11	$1,018.35	$1,020.83

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15 (or, in the case of class I shares, the period from 3/3/15 (commencement of operations) to 4/30/15). The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Convertible Securities Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16     Convertible Securities Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Convertible Securities Fund

The fund’s portfolio 4/30/15 (Unaudited)

CONVERTIBLE BONDS AND NOTES (68.7%)*		Principal amount	Value
Airlines (—%)
Lufthansa Malta Blues LP 144A cv. sr. unsec. notes 0 3/4s, 2017 (Malta)	EUR	17,000	$70,842
			70,842
Automotive (1.7%)
Navistar International Corp. cv. sr. unsec. sub. bonds 4 3/4s, 2019		$8,116,000	7,547,880
Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021		9,370,000	8,649,681
			16,197,561
Biotechnology (7.5%)
Aegerion Pharmaceuticals, Inc. 144A cv. sr. unsec. notes 2s, 2019		4,770,000	4,203,563
AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 2 1/2s, 2019		5,190,000	10,101,038
ANI Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2019		1,633,000	1,853,455
ARIAD Pharmaceuticals, Inc. 144A cv. sr. unsec. notes 3 5/8s, 2019		6,955,000	8,241,675
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1 1/2s, 2020		7,099,000	9,960,784
Emergent BioSolutions, Inc. cv. sr. unsec. unsub. bonds 2 7/8s, 2021		5,210,000	6,147,800
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016		2,538,000	11,200,511
Illumina, Inc. 144A cv. sr. unsec. notes 0 1/2s, 2021		3,760,000	4,347,500
Medicines Co. (The) cv. sr. unsec. notes 2 1/2s, 2022		4,635,000	4,831,988
Medivation, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2017		2,409,000	5,652,116
Merrimack Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 4 1/2s, 2020		2,359,000	4,518,959
United Therapeutics Corp. cv. sr. unsec. notes 1s, 2016		640,000	2,134,000
			73,193,389
Broadcasting (1.3%)
Liberty Media Corp. cv. sr. unsec. bonds 1 3/8s, 2023		13,096,000	13,112,370
			13,112,370
Commercial and consumer services (3.9%)
Carriage Services, Inc. 144A cv. unsec. sub. notes 2 3/4s, 2021		3,380,000	4,036,988
Euronet Worldwide, Inc. 144A cv. sr. unsec. notes 1 1/2s, 2044		5,544,000	6,074,145
Huron Consulting Group, Inc. cv. sr. unsec. unsub. notes 1 1/4s, 2019		5,116,000	5,349,418
Monster Worldwide, Inc. 144A cv. sr. unsec. notes 3 1/2s, 2019		4,580,000	5,931,100
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018		11,831,000	16,563,400
			37,955,051
Communications equipment (0.5%)
Ciena Corp. 144A cv. sr. unsec. notes 3 3/4s, 2018		4,059,000	5,302,069
			5,302,069
Components (0.4%)
Finisar Corp. cv. sr. unsec. bonds 0 1/2s, 2033		4,027,000	4,054,686
			4,054,686
Computers (6.0%)
Akamai Technologies, Inc. cv. sr. unsec. bonds zero %, 2019		5,969,000	6,509,941
Brocade Communications Systems, Inc. cv. sr. unsec. notes 1 3/8s, 2020		5,110,000	5,292,044
Dealertrack Technologies, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2017		5,278,000	6,376,484

Convertible Securities Fund     19

CONVERTIBLE BONDS AND NOTES (68.7%)* cont.	Principal amount	Value
Computers cont.
Electronics For Imaging, Inc. 144A cv. sr. unsec. unsub. notes 0 3/4s, 2019	$6,385,000	$6,580,541
inContact, Inc. 144A cv. sr. unsec. notes 2 1/2s, 2022	1,990,000	2,028,556
Infinera Corp. 144A cv. sr. unsec. unsub. bonds 1 3/4s, 2018	3,297,000	5,248,412
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 2018	7,574,000	9,088,800
Spansion, LLC company guaranty cv. sr. unsec. bonds 2s, 2020	1,330,000	3,132,150
Synchronoss Technologies, Inc. cv. sr. unsec. notes 0 3/4s, 2019	4,912,000	5,667,220
Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	7,254,000	8,455,444
		58,379,592
Conglomerates (1.1%)
Siemens Financieringsmaatschappij N.V. cv. company guaranty sr. unsec. bonds 1.65s, 2019 (Netherlands)	9,500,000	10,952,550
		10,952,550
Construction (0.5%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	3,990,000	4,887,750
		4,887,750
Consumer (0.9%)
Jarden Corp. company guaranty cv. sr. unsec. bonds 1 1/8s, 2034	2,314,000	2,675,563
Jarden Corp. cv. company guaranty sr. unsec. sub. bonds 1 7/8s, 2018	3,726,000	6,180,503
		8,856,066
Consumer finance (1.0%)
Encore Capital Group, Inc. cv. company guaranty sr. unsec. bonds 3s, 2020	5,263,000	5,578,780
PRA Group, Inc. cv. sr. unsec. unsub. bonds 3s, 2020	3,944,000	4,261,985
		9,840,765
Electronics (8.6%)
GT Advanced Technologies, Inc. cv. sr. unsec. notes 3s, 2020 (In default) †	2,944,000	986,240
Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	10,820,000	17,629,838
Jazz Technologies, Inc. company guaranty cv. sr. unsec. bonds 8s, 2018	1,523,000	2,351,131
Mentor Graphics Corp. cv. sub. unsec. notes 4s, 2031	5,365,000	6,726,369
Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes Ser. G, 1 5/8s, 2025	8,962,000	9,163,645
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	4,358,000	11,289,944
Micron Technology, Inc. cv. sr. unsec. unsub. bonds 3s, 2043	4,425,000	5,003,016
NXP Semiconductors NV 144A cv. sr. unsec. notes 1s, 2019	6,649,000	7,779,330
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	5,927,000	7,368,002
SanDisk Corp. cv. sr. unsec. bonds 0 1/2s, 2020	10,891,000	11,204,116
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	5,210,000	4,216,844
		83,718,475
Energy (oil field) (1.1%)
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	3,239,000	2,722,784
SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	5,522,000	5,018,118
SEACOR Holdings, Inc. cv. sr. unsec. unsub. bonds 2 1/2s, 2027	2,968,000	3,081,155
		10,822,057

20     Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.7%)* cont.	Principal amount	Value
Energy (other) (1.1%)
SunEdison, Inc. 144A cv. sr. unsec. notes 0 1/4s, 2020	$9,236,000	$10,378,955
		10,378,955
Entertainment (1.6%)
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 2 1/2s, 2019	8,158,000	8,448,629
TiVo, Inc. 144A cv. sr. unsec. notes 2s, 2021	7,007,000	6,717,961
		15,166,590
Financial (0.8%)
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	4,820,000	7,736,100
		7,736,100
Health-care services (3.3%)
Anthem, Inc. cv. sr. unsec. bonds 2 3/4s, 2042	6,035,000	12,171,841
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	7,172,000	9,771,850
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	2,919,000	3,668,818
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	5,703,000	6,704,589
		32,317,098
Homebuilding (0.8%)
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	1,934,000	3,991,293
M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	3,946,000	3,901,608
		7,892,901
Insurance (0.8%)
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes 4 1/4s, 2018	3,665,000	7,332,291
		7,332,291
Investment banking/Brokerage (2.3%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	6,772,000	6,928,603
Ares Capital Corp. cv. sr. unsec. unsub. bonds 4 3/8s, 2019	1,829,000	1,915,878
Cowen Group, Inc. cv. sr. unsec. unsub. notes 3s, 2019	4,779,000	5,731,813
Prospect Capital Corp. cv. sr. unsec. bonds 5 7/8s, 2019	7,690,000	7,863,025
		22,439,319
Lodging/Tourism (0.8%)
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	4,670,000	7,343,575
		7,343,575
Manufacturing (0.5%)
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	3,845,000	4,991,291
		4,991,291
Media (1.4%)
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	4,404,000	6,374,790
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	6,872,000	3,728,060
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	4,135,000	3,889,484
		13,992,334
Medical technology (2.4%)
Cepheid, Inc. cv. sr. unsec. bonds 1 1/4s, 2021	3,753,000	4,142,374
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	3,213,000	257,040
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	3,544,000	248,080
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s, 3/1/18) 2042 ††	5,185,000	6,484,491
Insulet Corp. cv. sr. unsec. notes 2s, 2019	3,875,000	3,732,109
Spectranetics Corp. (The) cv. sr. unsec. notes 2 5/8s, 2034	3,067,000	3,352,614
Wright Medical Group, Inc. 144A cv. sr. unsec. notes 2s, 2020	4,651,000	4,871,923
		23,088,631

Convertible Securities Fund     21

CONVERTIBLE BONDS AND NOTES (68.7%)* cont.	Principal amount	Value
Metals (0.5%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$4,120,000	$4,962,025
		4,962,025
Oil and gas (2.1%)
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	7,862,000	6,034,085
Goodrich Petroleum Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2032	2,043,000	1,164,510
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	3,601,000	3,357,933
Whiting Petroleum Corp. 144A company guaranty cv. sr. unsec. unsub. notes 1 1/4s, 2020	8,112,000	9,663,420
		20,219,948
Pharmaceuticals (2.5%)
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	12,894,000	15,408,330
Mylan, Inc./PA cv. company guaranty sr. unsec. notes 3 3/4s, 2015	1,840,000	9,953,250
		25,361,580
Real estate (4.9%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	8,200,000	8,979,000
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	6,137,000	6,397,823
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	8,565,000	10,374,356
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	4,751,000	5,819,975
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	5,591,000	5,510,629
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	9,685,000	10,962,209
		48,043,992
Semiconductor (1.2%)
Novellus Systems, Inc. cv. company guaranty sr. unsec. notes 2 5/8s, 2041	5,190,000	11,434,219
		11,434,219
Shipping (0.8%)
Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	7,476,000	7,690,935
		7,690,935
Software (1.4%)
Red Hat, Inc. 144A cv. sr. unsec. unsub. notes 0 1/4s, 2019	6,605,000	8,082,869
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	4,945,000	5,943,890
		14,026,759
Technology services (3.4%)
AOL, Inc. 144A cv. sr. unsec. unsub. notes 0 3/4s, 2019	7,906,000	7,960,354
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,905,000	8,204,003
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	4,170,000	5,207,288
Twitter, Inc. cv. sr. unsec. unsub. notes 1s, 2021	6,520,000	5,908,750
Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	5,295,000	5,609,391
		32,889,786
Telecommunications (—%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027 (In default) † F	5,121,000	512
		512
Tobacco (0.8%)
Vector Group, Ltd. cv. sr. unsec. FRN 2 1/2s, 2019	5,585,000	7,835,671
		7,835,671

22     Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.7%)* cont.	Principal amount	Value
Transportation services (0.8%)
Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	$3,141,000	$3,210,416
XPO Logistics, Inc. cv. sr. unsec. unsub. notes 4 1/2s, 2017	1,645,000	4,883,594
		8,094,010
Total convertible bonds and notes (cost $599,462,464)		$670,581,745

CONVERTIBLE PREFERRED STOCKS (23.2%)*	Shares	Value
Aerospace and defense (0.9%)
United Technologies Corp. $3.75 cv. pfd.	152,110	$8,944,068
		8,944,068
Automotive (1.3%)
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom) †	104,488	13,326,400
		13,326,400
Banking (2.7%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	10,850	12,504,625
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	11,615	14,155,781
		26,660,406
Consumer (0.7%)
Stanley Black & Decker, Inc. $6.25 cv. pfd.	59,780	6,881,874
		6,881,874
Electric utilities (2.7%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	128,368	6,373,471
Exelon Corp. $3.25 cv. pfd.	206,183	10,131,833
NextEra Energy, Inc. $2.90 cv. pfd.	186,380	10,498,785
		27,004,089
Financial (1.3%)
AMG Capital Trust II $2.575 cv. pfd.	207,160	12,701,498
		12,701,498
Food (0.8%)
Tyson Foods, Inc. $2.375 cv. pfd.	151,173	7,412,012
		7,412,012
Forest products and packaging (0.6%)
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	105,184	5,640,492
		5,640,492
Insurance (0.6%)
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	105,197	5,454,464
		5,454,464
Medical technology (0.7%)
Alere, Inc. Ser. B, 3.00% cv. pfd.	18,445	6,509,932
		6,509,932
Metals (0.5%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	97,307	4,430,504
		4,430,504
Oil and gas (2.6%)
Chesapeake Energy Corp. 144A 5.75% cum. cv. pfd.	6,980	6,142,400
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	12,478	10,738,879
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	3,717	1,080,485
Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	130,073	7,715,930
		25,677,694
Pharmaceuticals (2.5%)
Actavis PLC Ser. A, 5.50% cv. pfd. †	24,375	24,391,088
		24,391,088

Convertible Securities Fund     23

CONVERTIBLE PREFERRED STOCKS (23.2%)* cont.	Shares	Value
Power producers (0.6%)
Dynegy, Inc. Ser. A, $5.375 cv. pfd.	49,979	$5,673,116
		5,673,116
Railroads (0.5%)
Genesee & Wyoming, Inc. $5.00 cv. pfd.	41,023	4,826,356
		4,826,356
Real estate (1.0%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	341,727	9,872,688
		9,872,688
Telecommunications (3.2%)
American Tower Corp. $5.50 cv. pfd. † R	97,655	9,905,879
Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	78,952	8,266,274
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	5,147	1,904,390
Iridium Communications, Inc. 144A $7.00 cv. pfd.	25,621	3,026,481
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	133,341	8,313,811
		31,416,835
Total convertible preferred stocks (cost $217,043,034)		$226,823,516

COMMON STOCKS (2.8%)*	Shares	Value
Brazil Ethanol, Inc. 144A (Unit) F	312,500	$31
Delta Air Lines, Inc.	31,015	1,384,510
DISH Network Corp. Class A †	33,560	2,270,670
Exxon Mobil Corp.	36,305	3,171,968
Jazz Pharmaceuticals PLC †	13,635	2,436,575
Micron Technology, Inc. †	81,735	2,299,206
Priceline Group, Inc. (The) †	2,125	2,630,346
PulteGroup, Inc.	117,095	2,259,934
Salesforce.com, Inc. †	74,335	5,413,075
Spirit Airlines, Inc. †	13,640	933,931
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	80,340	4,854,143
Total common stocks (cost $28,211,134)		$27,654,389

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	1,085,630	$—
Total warrants (cost $217,126)				$—

SHORT-TERM INVESTMENTS (5.2%)*	Shares	Value
Putnam Short Term Investment Fund 0.07% L	51,236,681	$51,236,681
Total short-term investments (cost $51,236,681)		$51,236,681

TOTAL INVESTMENTS
Total investments (cost $896,170,439)	$976,296,331

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

24     Convertible Securities Fund

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $976,190,348.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Convertible Securities Fund     25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,270,670	$—	$—
Consumer cyclicals	4,890,280	—	—
Energy	3,171,968	—	31
Health care	7,290,718	—	—
Technology	7,712,281	—	—
Transportation	2,318,441	—	—
Total common stocks	27,654,358	—	31
Convertible bonds and notes	—	670,076,113	505,632
Convertible preferred stocks	46,563,229	180,260,287	—
Warrants	—	—	—
Short-term investments	51,236,681	—	—
Totals by level	$125,454,268	$850,336,400	$505,663
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
Transfers between level 1 and level 2 during the reporting period, totaling $10,498,785, are the result of changing to a pricing service as the source for the securities prices.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26     Convertible Securities Fund

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $844,933,758)	$925,059,650
Affiliated issuers (identified cost $51,236,681) (Notes 1 and 5)	51,236,681
Dividends, interest and other receivables	4,192,233
Receivable for shares of the fund sold	1,304,055
Receivable for investments sold	10,659,017
Prepaid assets	43,375
Total assets	992,495,011
LIABILITIES
Payable for investments purchased	12,979,098
Payable for shares of the fund repurchased	2,059,140
Payable for compensation of Manager (Note 2)	499,684
Payable for custodian fees (Note 2)	7,411
Payable for investor servicing fees (Note 2)	228,852
Payable for Trustee compensation and expenses (Note 2)	226,183
Payable for administrative services (Note 2)	2,939
Payable for distribution fees (Note 2)	200,826
Other accrued expenses	100,530
Total liabilities	16,304,663
Net assets	$976,190,348

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$859,390,677
Undistributed net investment income (Note 1)	4,211,532
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	32,462,247
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	80,125,892
Total — Representing net assets applicable to capital shares outstanding	$976,190,348
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund     27

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($577,419,339 divided by 22,984,436 shares)	$25.12
	Offering price per class A share (100/94.25 of $25.12)*	$26.65
	Net asset value and offering price per class B share ($13,099,215 divided by 531,549 shares)**	$24.64
	Net asset value and offering price per class C share ($77,559,700 divided by 3,122,526 shares)**	$24.84
	Net asset value and offering price per class I share ($9,976 divided by 397 shares)†	$25.14
	Net asset value and redemption price per class M share ($4,757,171 divided by 191,290 shares)	$24.87
	Offering price per class M share (100/96.50 of $24.87)*	$25.77
	Net asset value, offering price and redemption price per class R share ($6,559,344 divided by 262,210 shares)	$25.02
	Net asset value, offering price and redemption price per class Y share ($296,785,603 divided by 11,816,302 shares)	$25.12
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

28     Convertible Securities Fund

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $2,108)	$5,520,371
Interest (including interest income of $21,231 from investments in affiliated issuers) (Note 5)	4,268,286
Securities lending (Note 1)	1,229
Total investment income	9,789,886
EXPENSES
Compensation of Manager (Note 2)	2,960,658
Investor servicing fees (Note 2)	662,335
Custodian fees (Note 2)	10,859
Trustee compensation and expenses (Note 2)	15,104
Distribution fees (Note 2)	1,193,733
Administrative services (Note 2)	14,329
Other	172,058
Total expenses	5,029,076
Expense reduction (Note 2)	(4,525)
Net expenses	5,024,551
Net investment income	4,765,335

Net realized gain on investments (Notes 1 and 3)	42,120,457
Net realized loss on foreign currency transactions (Note 1)	(23)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7
Net unrealized depreciation of investments during the period	(14,828,691)
Net gain on investments	27,291,750
Net increase in net assets resulting from operations	$32,057,085

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund     29

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$4,765,335	$6,522,045
	Net realized gain on investments and foreign currency transactions	42,120,434	78,421,652
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(14,828,684)	8,281,581
	Net increase in net assets resulting from operations	32,057,085	93,225,278
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(6,215,849)	(13,464,353)
	Class B	(93,443)	(201,341)
	Class C	(534,415)	(1,020,922)
	Class I	(52)	—
	Class M	(38,475)	(77,628)
	Class R	(65,234)	(132,175)
	Class Y	(3,381,521)	(6,076,627)
	From net realized long-term gain on investments
	Class A	(23,443,814)	—
	Class B	(543,196)	—
	Class C	(3,033,358)	—
	Class M	(185,973)	—
	Class R	(266,502)	—
	Class Y	(11,391,059)	—
	Increase from capital share transactions (Note 4)	43,085,842	52,502,678
	Total increase in net assets	25,950,036	124,754,910
	NET ASSETS
	Beginning of period	950,240,312	825,485,402
	End of period (including undistributed net investment income of $4,211,532 and $9,775,186, respectively)	$976,190,348	$950,240,312
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

30     Convertible Securities Fund

This page left blank intentionally.

Convertible Securities Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015**	$25.60	.12	.71	.83	(.27)	(1.04)	(1.31)	—	—	$25.12	3.33*	$577,419	.52*	.49*	35*
October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	—	—	25.60	11.10	578,716	1.06	.72	63
October 31, 2013	20.09	.37	3.71	4.08	(.60)	—	(.60)	—[d]	—	23.57	20.62	556,643	1.08	1.69	72
October 31, 2012	18.97	.36	1.33	1.69	(.57)	—	(.57)	—[d]	—	20.09	9.07	466,910	1.11	1.87	59
October 31, 2011	19.31	.39	(.16)	.23	(.57)	—	(.57)	—[d]	—[d,e]	18.97	1.08	484,050	1.12	1.94	79
October 31, 2010	16.27	.54	3.07	3.61	(.57)	—	(.57)	—[d]	—[d,f]	19.31	22.48	495,949	1.18	3.03	71
Class B
April 30, 2015**	$25.13	.03	.70	.73	(.18)	(1.04)	(1.22)	—	—	$24.64	2.97*	$13,099	.89*	.12*	35*
October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	—	—	25.13	10.27	13,228	1.81	(.04)	63
October 31, 2013	19.75	.20	3.64	3.84	(.44)	—	(.44)	—[d]	—	23.15	19.68	12,009	1.83	.95	72
October 31, 2012	18.66	.21	1.30	1.51	(.42)	—	(.42)	—[d]	—	19.75	8.22	10,315	1.86	1.10	59
October 31, 2011	18.99	.23	(.14)	.09	(.42)	—	(.42)	—[d]	—[d,e]	18.66	.40	12,281	1.87	1.19	79
October 31, 2010	16.01	.40	3.01	3.41	(.43)	—	(.43)	—[d]	—[d,f]	18.99	21.52	12,205	1.93	2.28	71
Class C
April 30, 2015**	$25.32	.03	.71	.74	(.18)	(1.04)	(1.22)	—	—	$24.84	2.99*	$77,560	.89*	.12*	35*
October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	—	—	25.32	10.27	73,451	1.81	(.06)	63
October 31, 2013	19.90	.20	3.67	3.87	(.44)	—	(.44)	—[d]	—	23.33	19.68	50,931	1.83	.93	72
October 31, 2012	18.79	.21	1.32	1.53	(.42)	—	(.42)	—[d]	—	19.90	8.24	38,875	1.86	1.10	59
October 31, 2011	19.13	.24	(.16)	.08	(.42)	—	(.42)	—[d]	—[d,e]	18.79	.32	53,696	1.87	1.19	79
October 31, 2010	16.12	.40	3.04	3.44	(.43)	—	(.43)	—[d]	—[d,f]	19.13	21.58	57,211	1.93	2.27	71
Class I
April 30, 2015**†	$25.33	.06	(.12)	(.06)	(.13)	—	(.13)	—	—	$25.14	(.23)*	$10	.11*	.23*	35*
Class M
April 30, 2015**	$25.35	.06	.71	.77	(.21)	(1.04)	(1.25)	—	—	$24.87	3.11*	$4,757	.77*	.24*	35*
October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	—	—	25.35	10.54	4,583	1.56	.21	63
October 31, 2013	19.91	.26	3.67	3.93	(.49)	—	(.49)	—[d]	—	23.35	20.01	3,885	1.58	1.20	72
October 31, 2012	18.81	.26	1.31	1.57	(.47)	—	(.47)	—[d]	—	19.91	8.49	3,406	1.61	1.36	59
October 31, 2011	19.14	.29	(.16)	.13	(.46)	—	(.46)	—[d]	—[d,e]	18.81	.61	3,546	1.62	1.46	79
October 31, 2010	16.13	.45	3.04	3.49	(.48)	—	(.48)	—[d]	—[d,f]	19.14	21.85	4,598	1.68	2.53	71
Class R
April 30, 2015**	$25.50	.09	.71	.80	(.24)	(1.04)	(1.28)	—	—	$25.02	3.22*	$6,559	.64*	.37*	35*
October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	—	—	25.50	10.83	6,569	1.31	.46	63
October 31, 2013	20.02	.31	3.70	4.01	(.55)	—	(.55)	—[d]	—	23.48	20.30	5,617	1.33	1.43	72
October 31, 2012	18.91	.31	1.32	1.63	(.52)	—	(.52)	—[d]	—	20.02	8.78	4,059	1.36	1.61	59
October 31, 2011	19.24	.34	(.15)	.19	(.52)	—	(.52)	—[d]	—[d,e]	18.91	.88	3,595	1.37	1.69	79
October 31, 2010	16.22	.50	3.04	3.54	(.52)	—	(.52)	—[d]	—[d,f]	19.24	22.12	3,434	1.43	2.77	71
Class Y
April 30, 2015**	$25.59	.15	.72	.87	(.30)	(1.04)	(1.34)	—	—	$25.12	3.50*	$296,786	.40*	.62*	35*
October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	—	—	25.59	11.38	273,693.81		.95	63
October 31, 2013	20.08	.42	3.72	4.14	(.66)	—	(.66)	—[d]	—	23.56	20.93	196,399.83		1.89	72
October 31, 2012	18.97	.41	1.32	1.73	(.62)	—	(.62)	—[d]	—	20.08	9.28	106,584.86		2.12	59
October 31, 2011	19.30	.44	(.15)	.29	(.62)	—	(.62)	—[d]	—[d,e]	18.97	1.40	106,207.87		2.17	79
October 31, 2010	16.27	.59	3.05	3.64	(.61)	—	(.61)	—[d]	—[d,f]	19.30	22.73	83,025.93		3.27	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Convertible Securities Fund	Convertible Securities Fund	33

Financial highlights (Continued)

*Not annualized.

**Unaudited.

†For the period March 3, 2015 (commencement of operations) to April 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

The accompanying notes are an integral part of these financial statements.

34     Convertible Securities Fund

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary goal is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal market circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade, sometimes referred to as junk bonds. The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security underspecified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R and class Y shares. The fund began offering class I shares on March 2, 2015. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class I shares, bear a lower investor servicing fee, which is identified in Note 2. Class I and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Convertible Securities Fund     35

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

36     Convertible Securities Fund

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some

Convertible Securities Fund     37

cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $897,064,714, resulting in gross unrealized appreciation and depreciation of $113,971,975 and $34,740,358, respectively, or net unrealized appreciation of $79,231,617.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class I shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class I shares paid a monthly fee based on the

38     Convertible Securities Fund

average net assets of class I shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$398,652
Class B	8,962
Class C	51,504
Class I	—
Class M	3,185
Class R	4,636
Class Y	195,396
Total	$662,335

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,148 under the expense offset arrangements and by $3,377 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $566, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$721,883
Class B	64,932
Class C	372,857
Class M	17,291
Class R	16,770
Total	$1,193,733

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,466 and $779 from the sale of class A and class M shares, respectively, and received $1,570 and $515 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $636 and no monies on class A and class M redemptions, respectively.

Convertible Securities Fund     39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$323,336,872	$320,339,297
U.S. government securities (Long-term)	—	—
Total	$323,336,872	$320,339,297

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,948,463	$74,225,524	6,486,030	$161,807,856
Shares issued in connection with reinvestment of distributions	1,103,314	27,237,448	484,788	12,125,165
	4,051,777	101,462,972	6,970,818	173,933,021
Shares repurchased	(3,676,656)	(92,214,313)	(7,982,819)	(199,814,297)
Net increase (decrease)	375,121	$9,248,659	(1,012,001)	$(25,881,276)

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	40,137	$987,225	107,860	$2,641,805
Shares issued in connection with reinvestment of distributions	17,924	434,301	5,452	133,967
	58,061	1,421,526	113,312	2,775,772
Shares repurchased	(52,847)	(1,293,342)	(105,719)	(2,584,626)
Net increase	5,214	$128,184	7,593	$191,146

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	330,603	$8,199,289	1,004,390	$24,793,508
Shares issued in connection with reinvestment of distributions	96,675	2,360,929	26,922	667,626
	427,278	10,560,218	1,031,312	25,461,134
Shares repurchased	(205,274)	(5,076,758)	(313,788)	(7,757,872)
Net increase	222,004	$5,483,460	717,524	$17,703,262

	For the period 3/3/15 (commencement of operations) to 4/30/15
Class I	Shares	Amount
Shares sold	395	$10,000
Shares issued in connection with reinvestment of distributions	2	52
	397	10,052
Shares repurchased	—	—
Net increase	397	$10,052

40     Convertible Securities Fund

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	13,068	$324,529	41,541	$1,027,188
Shares issued in connection with reinvestment of distributions	8,951	218,885	3,021	74,932
	22,019	543,414	44,562	1,102,120
Shares repurchased	(11,496)	(286,953)	(30,191)	(750,056)
Net increase	10,523	$256,461	14,371	$352,064

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	44,360	$1,104,279	99,488	$2,461,647
Shares issued in connection with reinvestment of distributions	12,772	314,145	5,085	126,813
	57,132	1,418,424	104,573	2,588,460
Shares repurchased	(52,570)	(1,313,352)	(86,180)	(2,125,631)
Net increase	4,562	$105,072	18,393	$462,829

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,807,626	$70,374,247	5,167,700	$129,692,264
Shares issued in connection with reinvestment of distributions	447,523	11,043,757	170,905	4,278,856
	3,255,149	81,418,004	5,338,605	133,971,120
Shares repurchased	(2,134,253)	(53,564,050)	(2,979,936)	(74,296,467)
Net increase	1,120,896	$27,853,954	2,358,669	$59,674,653

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	397	100.0%	$9,976

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$40,401,678	$183,745,078	$172,910,075	$21,231	$51,236,681
Totals	$40,401,678	$183,745,078	$172,910,075	$21,231	$51,236,681

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Convertible Securities Fund     41

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$—*	Payables	$—
Total		$—		$—

*Warrants held at period end had a fair value of $— .

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Total
Equity contracts	$—	$—
Total	$—	$—

42     Convertible Securities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Convertible Securities Fund     43

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44     Convertible Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA019
294688 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015